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                                                              Exhibit 10.137



                 THIRD AMENDMENT TO REDUCED AND MODIFIED RENEWAL
                           REVOLVING PROMISSORY NOTE


         THIS THIRD AMENDMENT TO REDUCED AND MODIFIED RENEWAL REVOLVING PROMISSORY NOTE is made and entered into by and among AMSOUTH BANK (the "Bank") and DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Reduced and Modified Renewal Revolving Promissory Note dated December 15, 2002, in the original principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) DOLLARS, as amended by that First Amendment to Reduced and Modified Renewal Note executed by Borrower and Bank on July 11, 2003, which Reduced and Modified Renewal Revolving Promissory Note was further amended pursuant to that Second Amendment to Reduced and Modified Renewal Note executed by Borrower and Bank on _________, 2003 (the "Note") and that Third Amendment to Master Amendment dated as of July 11, 2003, executed by Bank and Debtors (as defined therein) (the "Third Amendment").

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, including payment of a restructure fee to AmSouth Bank in the sum of Twenty Thousand and No/100 Dollars ($20,000.00) said sum to be paid by Borrower to Bank upon execution of this Agreement, the sufficiency of which consideration is hereby acknowledged, the parties agree as follows:

         1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from January 9, 2004 to April 16, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, and the Loan Documents as defined in the Third Amendment, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect.

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         IN WITNESS WHEREOF, this instrument has been executed on the ___ day of
January, 2004.

                                  DIVERSICARE MANAGEMENT SERVICES CO.,
                                  a Tennessee corporation

                                  By:  /s/ William R. Council, III
                                      ----------------------------------------
                                       William R. Council, III
                                       Title:
                                             ---------------------------------

                                  BANK:

                                  AMSOUTH BANK

                                  By: /s/ Tim McCarthy
                                      ----------------------------------------
                                      Tim McCarthy, Vice President